UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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QUALCOMM INCORPORATED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! QUALCOMM INCORPORATED 5775 MOREHOUSE DRIVE N-585L SAN DIEGO, CA 92121 QUALCOMM INCORPORATED 2022 Annual Meeting of Stockholders Vote by March 8, 2022 11:59 PM ET You invested in QUALCOMM INCORPORATED and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on March 9, 2022. Get informed before you vote View the Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to February 23, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* March 9, 2022 9:30 a.m. PT Irwin M. Jacobs Qualcomm Hall 5775 Morehouse Drive San Diego, California 92121 *Please check the meeting materials for any special requirements for meeting attendance and voting. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D64062-P64155

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D64063-P64155 For For For For For For For For For For For For For For 1. Election of 12 directors to hold office until the next annual meeting of stockholders and until their respective successors have been elected and qualified. Nominees: 1b. Cristiano R. Amon 1c. Mark Fields 1a. Sylvia Acevedo 1d. Jeffrey W. Henderson 1e. Gregory N. Johnson 1f. Ann M. Livermore 1g. Mark D. McLaughlin 1h. Jamie S. Miller 1i. Irene B. Rosenfeld 1j. Kornelis (Neil) Smit 1l. Anthony J. Vinciquerra 2. Ratification of the selection of PricewaterhouseCoopers LLP as our independent public accountants for our fiscal year ending September 25, 2022. 3. Advisory vote to approve the compensation of our named executive officers. 1k. Jean-Pascal Tricoire